                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Apple Computer, Inc.

    We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Propectus/Proxy Statement.

                                                           KPMG Peat Marwick LLP

San Jose, California
December 4, 1997